UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07811

Exact name of registrant as specified in charter:	Jennison U.S. Emerging
Growth Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1 – Reports to Stockholders

Jennison U.S. Emerging Growth Fund, Inc.

OCTOBER 31, 2006	ANNUAL REPORT

FUND TYPE

Small- to mid-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

December 15, 2006

Dear Shareholder:

We hope you find the annual report for the Jennison U.S. Emerging Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison U.S. Emerging Growth Fund, Inc.

Jennison U.S. Emerging Growth Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison U.S. Emerging Growth Fund, Inc. is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden and Strategic Partners Funds).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A	15.17%	62.21%	180.99%
Class B	14.33	56.17	160.70
Class C	14.33	56.17	160.70
Class L	N/A	N/A	5.34
Class M	N/A	N/A	5.03
Class R	14.87	N/A	24.72
Class X	N/A	N/A	5.14
Class Z	15.46	64.02	187.60
S&P MidCap 400 Index[2]	13.43	84.46	**
Russell Midcap Growth Index[3]	14.51	65.67	***
Lipper Mid-Cap Growth Funds Avg.[4]	11.51	46.76	****
Russell Midcap Index[5]	17.41	99.42	*****

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Average Annual Total Returns[6] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A	4.49%	9.79%	10.38%
Class B	4.75	10.07	10.17
Class C	8.44	10.22	10.18
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class R	10.32	N/A	16.88
Class X	N/A	N/A	N/A
Class Z	10.84	11.30	11.28
S&P MidCap 400 Index[2]	6.56	13.08	**
Russell Midcap Growth Index[3]	7.03	12.01	***
Lipper Mid-Cap Growth Funds Avg.[4]	4.91	8.37	****
Russell Midcap Index[5]	9.57	14.81	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 12/31/96; Class R, 6/3/05; Class L, Class M, and Class X, 6/12/06. The Since Inception returns for the S&P MidCap 400 Index, (S&P MidCap 400 Index) Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

3The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

4The Lipper Average represents returns based on an average return of all funds in the Lipper Mid-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

5The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to

Jennison U.S. Emerging Growth Fund, Inc.	3

Your Fund’s Performance (continued)

0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/2006 are 244.60% for Class A, Class B, Class C, and Class Z; and 19.11% for Class R. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/2006 are 13.06% for Class A, Class B, Class C, and Class Z; and 10.58% for Class R. Class L, Class M, and Class X shares are new share classes and no performance information is available for these new share classes.

***Russell Midcap Growth Index Closest Month-End to Inception cumulative total returns as of 10/31/2006 are 121.88% for Class A, Class B, Class C, and Class Z; and 20.62% for Class R. Russell Midcap Growth Index Closest Month-End to Inception average annual total returns as of 9/30/2006 are 8.10% for Class A, Class B, Class C, and Class Z; and 11.89% for Class R. Class L, Class M, and Class X shares are new share classes and no performance information is available for these new share classes.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/2006 are 107.20% for Class A, Class B, Class C, and Class Z; and 17.67% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/2006 are 7.05% for Class A, Class B, Class C, and Class Z; and 10.13% for Class R. Class L, Class M, and Class X shares are new share classes and no performance information is available for these new share classes.

*****Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 10/31/2006 are 203.48% for Class A, Class B, Class C, and Class Z; and 23.87% for Class R. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/2006 are 11.62% for Class A, Class B, Class C, and Class Z; and 14.06% for Class R. Class L, Class M, and Class X shares are new share classes and no performance information is available for these new share classes.

Investors cannot invest directly in an index. The S&P MidCap 400 Index and the Russell Midcap Growth Index do not bear sales charges, operating expenses of a mutual fund, or deductions for taxes. Returns for these indexes would be lower if they were subject to these deductions. Returns for the Lipper Average reflect the deduction of mutual fund operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
NII Holdings, Inc., Wireless Telecommunication Services	3.4%
Eaton Vance Corp., Capital Markets	2.7
American Tower Corp., (Class A) Wireless Telecommunication Services	2.4
Amdocs Ltd., Software	2.3
DaVita, Inc., Health Care Providers & Services	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/06
Health Care Providers & Services	8.6%
Software	8.0
Commercial Services & Supplies	7.9
Wireless Telecommunication Services	6.5
Capital Markets	6.4

Industry weightings reflect only long-term investments and are subject to change.

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Investment Subadviser’s Report

Jennison Associates LLC

Performance overview

The 12 months ended October 31, 2006, marked the second consecutive year of returns above 15% for the Fund’s Class A shares, which outperformed the Russell Midcap Growth Index over this reporting period and substantially outperformed the Fund’s peers, as measured by the Lipper Mid-Cap Growth Funds Average.

Market environment

Despite economic concerns such as higher commodity prices, inflation, and rising interest rates, overall stock market performance was strong for this period. After raising its target for the fed funds rate (the overnight lending rate for banks) by 0.25 percentage points each time it met for more than two years, the Federal Open Market Committee took no action at its recent meetings. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices, along with moderation in the prices of other commodities, lifted consumer confidence as the fiscal year drew to a close, allaying worries that consumer discretionary spending would wane. Weaker consumer activity did little to diminish the overall strength of corporate profits during the third quarter of 2006, but expectations for profits and activity in the fourth quarter were scaled back.

The Fund’s strength was broad, but technology stood out

All sectors of the Fund’s portfolio except healthcare made positive contributions to its return. Holdings in the information technology, financials, materials, and telecommunication services sectors posted average returns above 25% and above the corresponding sectors of the benchmark Russell Midcap Growth Index. The Fund’s emphasis on the technology and telecommunication services sectors compared with their weightings in the benchmark also benefited performance.

Many individual holdings, most in the information technology sector, posted outstanding returns. Equinix, which provides electronic network services such as secure network hosting facilities and locations where different kinds of networks can exchange data, reported characteristically strong earnings. We believe it has a unique franchise with an attractive business model and strong multiyear growth prospects. It should benefit from the ongoing explosion of Internet traffic coming from a wide variety of sources. BEA Systems reported strong geographically diversified earnings, with continued sales momentum and better-than-expected revenues. Its guidance to analysts about the future was equally strong. Both its license revenue, a key measure of new business strength, and services revenue climbed. We remain confident in BEA Systems and believe it has promising growth potential. Shares of Amphenol, a manufacturer of interconnect products, climbed steadily during the period, placing it

Jennison U.S. Emerging Growth Fund, Inc.	5

Investment Subadviser’s Report (continued)

among our top performers. It is seeing strong demand in all of its markets with no evidence of inventories building up or double ordering. Its recent financial results were better than expected, with percentage increases again in double-digits. Other extraordinary technology performers included Integrated Device Technology, Akamai Technologies, Digital River, and Rackable Systems. Each returned more than 60% for the reporting period.

The Fund’s largest position, NII Holdings (See Comments on Largest Holdings) made the greatest contribution to its performance.

Healthcare was disappointing

Several healthcare positions were among the largest detractors from the Fund’s return. Bausch and Lomb shares fell more than 45% amid a temporary product recall of two of its ReNu contact lens solutions. The Center for Disease Control and the Food and Drug Administration investigated nearly 200 reports of fungal keratitis (eye infection). Although we still believe that Bausch and Lomb has good contact lenses with decent market share and a pharmacy division that is performing well, we eliminated our position during the reporting period because we thought that the risk had increased and the impact of potential collateral damage from the recall was difficult to quantify. A position in Omnicare, which provides pharmaceuticals and related pharmacy services to long-term care institutions, also was weak. Its shares fell in part because the Centers for Medicare & Medicaid Services asserted that the company is not permitted to charge premiums for extra prescription drug plan services under Medicare Part D. The additional services include expanded transition periods and waivers of some drug review requirements. A poor third quarter of 2006 produced a further decline in share value. The most surprising news about Omnicare were declines in the number of beds served and revenue per bed. We believe this will be temporary, as Omnicare has a dominant position within its industry, generates attractive revenues per bed, and has higher margins than its peers. We think it has a huge opportunity to increase revenue per bed by introducing additional services and/or by renegotiating contracts with providers.

ChoicePoint detracted significantly from performance. Its shares fell after it announced disappointing growth in some business segments. Weaker-than-expected hiring trends, especially at retailers, led to slower-than-expected growth in its employment screening business. Its consulting services to property insurance businesses slowed because a large insurer pulled out from the Florida market after last year’s hurricanes. We believe ChoicePoint still has strong recurring revenues and high operating margins, and we are maintaining our position.

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Looking ahead

As in the past, the portfolio is invested primarily in higher quality stable growth companies that have recurring revenues and high returns on capital. Although shares of such firms have been valued highly recently, the confidence we have in their revenues, earnings, and cash flow continues to make them attractive. We find them in many sectors: consumer services, industrials, technology, healthcare, and, particularly, commercial services. Many are generating above-average earnings growth by combining efficient operations with modestly rising revenues. We believe they can sustain this growth even in a slowing economy. We are substantially underweighted in the consumer sector as we believe that retail businesses are more vulnerable to a slowdown. Rising levels of cash on the balance sheets of large companies and fewer opportunities for organic growth may lead them to consider growing through acquisition. We expect the pace of merger and acquisitions activity, which increased significantly over the past two years, to continue. This may boost the share value of likely acquisition targets.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison U.S. Emerging Growth Fund, Inc.	7

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/06.

3.4%	NII Holdings, Inc./Wireless Telecommunication Services

NII Holdings is one of the world’s leading providers of fully integrated wireless telecommunication services for business customers in selected international markets. Its principal operations are in major business centers and transportation corridors of Argentina, Mexico, Brazil, and Peru. It has recently received key contract extensions and completed important acquisitions. We believe it can continue to expand its networks and benefit from healthy subscriber growth, stable pricing, and improving margins.

2.7%	Eaton Vance Corp./Capital Markets

Eaton Vance provides asset management and counseling services to institutional and retail investors. Assets under management have grown significantly over the last several years and revenues from fees have increased. We believe that it has strong growth potential, is diversified across product classes, and is gaining traction in open-end mutual funds as well as in institutional and managed accounts.

2.4%	American Tower Corp. (Class A)/Wireless Telecommunication Services

American Tower is a leading owner and operator of wireless and broadcast communications sites in North America. It owns and operates more than 30,000 sites in the United States, Mexico, and Brazil. It continues to see increased demand for tower space from fixed wireless operators offering an alternative to wired telephone and cable services and from spending on new third-generation (3G) wireless services such as internet access.

2.3%	Amdocs Ltd./Software

Amdocs provides directory, billing and customer care services primarily to telecommunication and technology companies. It has been very successful at adding new customers and extending relationships with existing customers. In addition, we believe that demand for these services will remain strong.

2.2%	DaVita, Inc./Health Care Providers & Services

DaVita is a provider of dialysis services for patients with kidney failure. Revenue and sales have soared, helped in part by an acquisition. We continue to like the firm’s growth prospects. It treated more than 100,000 patients in 2006 and owns more than 1,200 dialysis centers. We believe DaVita can continue to add patients. If treatments and revenues per treatment can continue to grow, as we believe they will, the company should be able to produce impressive growth.

Holdings are subject to change.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2006, at the beginning of the period, and held through the six-month period ended October 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Jennison U.S. Emerging Growth Fund, Inc.	9

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison U.S. Emerging Growth Fund, Inc.		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$961.70	1.16%	$5.74
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

Class B	Actual	$1,000.00	$958.00	1.91%	$9.43
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class C	Actual	$1,000.00	$958.00	1.91%	$9.43
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class L	Actual	$1,000.00	$1,053.40	1.41%	$5.63
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class M	Actual	$1,000.00	$1,050.30	1.91%	$7.62
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class R	Actual	$1,000.00	$960.20	1.41%	$6.97
	Hypothetical	$1,000.00	$1,018.10	1.41%	$7.17

Class X	Actual	$1,000.00	$1,051.40	1.91%	$7.62
	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class Z	Actual	$1,000.00	$962.60	0.91%	$4.50
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2006 (to reflect the six-month period) with the exception of the Class L, M and X “Actual” information which reflects the 142-day period ended October 31, 2006 due to its inception date of June 12, 2006.

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Portfolio of Investments

as of October 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.8%
COMMON STOCKS

Air Freight & Logistics 0.7%
190,000	UTI Worldwide, Inc.(b)	$4,911,500

Biotechnology 1.4%
298,500	ImClone Systems, Inc.(a)(b)	9,340,065

Capital Markets 6.4%
574,300	Eaton Vance Corp.	17,826,272
142,100	Lazard Ltd. (Class A)(b)	6,025,040
207,000	Nuveen Investments, Inc. (Class A)(b)	10,205,100
503,200	TD Ameritrade Holding Corp.	8,287,704

		42,344,116

Chemicals 4.2%
217,600	Ecolab, Inc.(b)	9,868,160
209,600	Monsanto Co.	9,268,512
423,700	Nalco Holdings Co.(a)	8,571,451

		27,708,123

Commercial Services & Supplies 7.9%
960,400	Allied Waste Industries, Inc.(a)(b)	11,668,860
272,400	ChoicePoint, Inc.(a)	9,912,636
269,400	Iron Mountain, Inc.(a)	11,683,878
218,215	Paychex, Inc.	8,615,128
147,900	Stericycle, Inc.(a)	10,458,009

		52,338,511

Communications Equipment 3.4%
835,500	Avaya, Inc.(a)	10,702,755
543,570	Comverse Technology, Inc.(a)(b)	11,833,519

		22,536,274

Consumer Finance 0.6%
63,500	Alliance Data Systems Corp.(a)	3,855,720

Diversified Consumer Services 1.7%
104,400	Apollo Group, Inc. (Class A)(a)(b)	3,858,624
344,000	ServiceMaster Co. (The)	3,897,520
73,800	Weight Watchers International, Inc.	3,217,680

		10,973,824

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	11

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Diversified Financial Services 1.0%
289,000	KKR Private Equity Investors LLP, RDU, Private Placement, 144A (cost $7,210,321; purchased 5/3/06 - 5/5/06)(a)(f)(g)(h)	$6,285,750

Electrical Equipment 1.9%
260,700	Ametek, Inc.	12,169,476

Electronic Equipment & Instruments 3.8%
153,900	Amphenol Corp. (Class A)	10,449,810
327,200	Insight Enterprises, Inc.(a)	7,031,528
255,000	Tektronix, Inc.	7,744,350

		25,225,688

Energy Equipment & Services 2.7%
143,700	Cameron International Corp.(a)	7,199,370
390,800	Pride International, Inc.(a)	10,789,988

		17,989,358

Food Products 1.8%
444,500	ConAgra Foods, Inc.	11,623,675

Health Care Equipment & Supplies 3.6%
324,690	DENTSPLY International, Inc.	10,156,303
134,100	Resmed, Inc.(a)(b)	5,899,059
223,400	Respironics, Inc.(a)	7,890,488

		23,945,850

Health Care Providers & Services 8.6%
256,400	DaVita, Inc.(a)	14,263,532
121,100	Express Scripts, Inc.(a)	7,716,492
207,800	Medco Health Solutions, Inc.(a)	11,117,300
282,200	Omnicare, Inc.(b)	10,689,736
258,300	Quest Diagnostics, Inc.(b)	12,847,842

		56,634,902

Health Care Technology 1.0%
141,800	Cerner Corp.(a)(b)	6,850,358

Hotels, Restaurants & Leisure 1.1%
260,300	Hilton Hotels Corp.	7,527,876

Insurance 0.8%
164,600	Axis Capital Holdings Ltd.	5,407,110

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Internet & Catalog Retail 0.8%
297,400	GSI Commerce, Inc.(a)(b)	$5,362,122

Internet Software & Services 2.5%
128,900	Digital River, Inc.(a)(b)	7,456,865
135,400	Equinix, Inc.(a)(b)	9,261,360

		16,718,225

IT Services 0.8%
134,510	CheckFree Corp.(a)	5,310,455

Life Sciences Tools & Services 1.3%
152,700	Invitrogen Corp.(a)(b)	8,858,127

Machinery 5.5%
147,700	Danaher Corp.	10,600,429
210,600	IDEX Corp.	9,877,140
190,000	ITT Corp.	10,334,100
118,900	Roper Industries, Inc.	5,689,365

		36,501,034

Media 2.5%
94,500	E.W. Scripps Co. (The)(Class A)	4,673,970
554,200	Regal Entertainment Group (Class A)(b)	11,488,566

		16,162,536

Metals & Mining 1.3%
314,600	Goldcorp, Inc.(b)	8,267,688

Oil, Gas & Consumable Fuels 4.2%
134,600	Noble Energy, Inc.	6,545,598
335,200	Southwestern Energy Co.(a)(b)	11,926,416
200,400	XTO Energy, Inc.	9,350,664

		27,822,678

Pharmaceuticals 2.3%
315,200	Endo Pharmaceuticals Holdings, Inc.(a)	8,995,808
120,500	Kos Pharmaceuticals, Inc.(a)(b)	5,994,875

		14,990,683

Real Estate Investment Trust (REIT) 0.9%
247,600	Host Hotels & Resorts, Inc.(b)	5,709,656

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	13

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 5.1%
184,995	Broadcom Corp. (Class A)(a)	$5,599,799
750,900	Integrated Device Technology, Inc.(a)(b)	11,901,765
184,700	Intersil Corp. (Class A)(b)	4,331,215
194,400	Marvell Technology Group Ltd.(a)	3,553,632
599,800	Teradyne, Inc.(a)	8,409,196

		33,795,607

Software 8.0%
314,176	Adobe Systems, Inc.(a)	12,017,232
389,300	Amdocs Ltd.(a)	15,089,268
193,100	Autodesk, Inc.(a)(b)	7,096,425
562,815	BEA Systems, Inc.(a)(b)	9,157,000
309,170	Citrix Systems, Inc.(a)	9,129,790

		52,489,715

Specialty Retail 1.8%
187,535	Ross Stores, Inc.	5,519,155
356,220	Urban Outfitters, Inc.(a)(b)	6,233,850

		11,753,005

Trading Companies & Distributors 0.7%
64,000	W.W. Grainger, Inc.	4,657,920

Wireless Telecommunication Services 6.5%
433,200	American Tower Corp. (Class A)(a)(b)	15,603,864
157,000	Crown Castle International Corp.	5,283,050
340,690	NII Holdings, Inc.(a)	22,155,070

		43,041,984

	Total long-term investments (cost $544,282,248)	639,109,611

SHORT-TERM INVESTMENT 29.9%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
197,739,823	(cost $197,739,823; includes $176,810,490 of cash collateral received for securities on loan) (Note 3)(c)(d)	197,739,823

	Total Investments(e) 126.7% (cost $742,022,071; Note 5)	836,849,434
	Liabilities in excess of other assets (26.7%)	(176,246,788)

	Net Assets 100.0%	$660,602,646

See Notes to Financial Statements.

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RDU—Restricted Depositary Unit

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan. The aggregate market value of such securities is $168,052,111; cash collateral of $176,810,490 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	As of October 31, 2006, one security representing $6,285,750 and 0.8% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.
(f)	Indicates a security restricted to resale. The aggregate cost of such securities is $7,210,321. The aggregate value of $6,285,750 is approximately 1.0% of net assets.
(g)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(h)	Indicates a security that has been deemed illiquid.

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	15

Portfolio of Investments

as of October 31, 2006 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Affiliated Money Market Mutual Fund (including 26.8% of collateral received for securities on loan)	29.9%
Health Care Providers & Services	8.6
Software	8.0
Commercial Services & Supplies	7.9
Wireless Telecommunication Services	6.5
Capital Markets	6.4
Machinery	5.5
Semiconductors & Semiconductor Equipment	5.1
Chemicals	4.2
Oil, Gas & Consumable Fuels	4.2
Electronic Equipment & Instruments	3.8
Health Care Equipment & Supplies	3.6
Communications Equipment	3.4
Energy Equipment & Services	2.7
Internet Software & Services	2.5
Media	2.5
Pharmaceuticals	2.3
Electrical Equipment	1.9
Food Products	1.8
Specialty Retail	1.8
Diversified Consumer Services	1.7
Biotechnology	1.4
Life Sciences Tools & Services	1.3
Metals & Mining	1.3
Hotels, Restaurants & Leisure	1.1
Diversified Financial Services	1.0
Health Care Technology	1.0
Real Estate Investment Trust	0.9
Insurance	0.8
Internet & Catalog Retail	0.8
IT Services	0.8
Air Freight & Logistics	0.7
Trading Companies & Distributors	0.7
Consumer Finance	0.6

126.7
Liabilities in excess of other assets	(26.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2006	ANNUAL REPORT

Jennison U.S. Emerging Growth Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2006

Assets
Investments at value, including securities on loan of $168,052,111:
Unaffiliated investments (cost $544,282,248)	$639,109,611
Affiliated investments (cost $197,739,823)	197,739,823
Receivable for investments sold	7,857,226
Receivable for Fund shares sold	883,616
Dividends receivable	181,247
Prepaid expenses	15,694

Total assets	845,787,217

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	176,810,490
Payable for investments purchased	4,987,891
Payable for Fund shares reacquired	2,200,541
Management fee payable	338,023
Transfer agent fee payable	334,138
Accrued expenses	307,470
Distribution fee payable	199,633
Payable to custodian	4,173
Deferred directors’ fees	2,212

Total liabilities	185,184,571

Net Assets	$660,602,646

Net assets were comprised of:
Common stock, at par	$31,368
Paid-in capital in excess of par	687,058,886

687,090,254
Accumulated net investment loss	(2,212)
Accumulated net realized loss on investments	(121,312,759)
Net unrealized appreciation on investments	94,827,363

Net assets, October 31, 2006	$660,602,646

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($352,670,490 ÷ 16,537,883 shares of common stock issued and outstanding)	$21.33
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price to public	$22.57

Class B
Net asset value, offering price and redemption price per share
($88,551,626 ÷ 4,511,940 shares of common stock issued and outstanding)	$19.63

Class C
Net asset value, offering price and redemption price per share
($41,185,369 ÷ 2,098,054 shares of common stock issued and outstanding)	$19.63

Class L
Net asset value, offering price and redemption price per share
($5,024,646 ÷ 235,819 shares of common stock issued and outstanding)	$21.31

Class M
Net asset value, offering price and redemption price per share
($11,835,948 ÷ 603,535 shares of common stock issued and outstanding)	$19.61

Class R
Net asset value, offering price and redemption price per share
($21,797 ÷ 1,026 shares of common stock issued and outstanding)	$21.24

Class X
Net asset value, offering price and redemption price per share
($1,457,696 ÷ 74,277 shares of common stock issued and outstanding)	$19.63

Class Z
Net asset value, offering price and redemption price per share
($159,855,074 ÷ 7,304,993 shares of common stock issued and outstanding)	$21.88

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	19

Statement of Operations

Year Ended October 31, 2006

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $8,301)	$4,677,673
Affiliated dividend income	1,265,647
Affiliated income from securities loaned, net	337,384

Total income	6,280,704

Expenses
Management fee	3,858,189
Distribution fee—Class A	841,867
Distribution fee—Class B	1,021,146
Distribution fee—Class C	369,470
Distribution fee—Class L	9,531
Distribution fee—Class M	44,894
Distribution fee—Class R	18
Distribution fee—Class X	5,635
Transfer agent’s fees and expenses (including affiliated expenses of $1,255,000) (Note 3)	1,480,000
Reports to shareholders	153,000
Registration fees	113,000
Custodian’s fees and expenses	90,000
Legal fees and expenses	50,000
Audit fee	34,000
Directors’ fees	24,000
Insurance	16,000
Miscellaneous	17,283

Total expenses	8,128,033

Net investment loss	(1,847,329)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	95,095,546
Net change in unrealized appreciation on investments	(8,406,146)

Net gain on investments	86,689,400

Net Increase In Net Assets Resulting From Operations	$84,842,071

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
Increase In Net Assets
Operations
Net investment loss	$(1,847,329)	$(5,060,651)
Net realized gain on investments and foreign currency transactions	95,095,546	83,104,475
Net change in unrealized appreciation (depreciation) on investments	(8,406,146)	24,670,796

Net increase in net assets resulting from operations	84,842,071	102,714,620

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	167,036,895	116,674,581
Net asset value of shares issued in connection with merger (Note 7)	33,442,147	—
Cost of shares reacquired	(181,679,956)	(194,769,949)

Net increase (decrease) in net assets from Fund share transactions	18,799,086	(78,095,368)

Total increase	103,641,157	24,619,252

Net Assets
Beginning of year	556,961,489	532,342,237

End of year	$660,602,646	$556,961,489

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	21

Notes to Financial Statements

Jennison U.S. Emerging Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments, LLC, (“PI” or “Manager”). Investment operations commenced on December 31, 1996. The Fund issued 250 shares each of Class L, Class M and Class X common stock for $7,500 on June 12, 2006 to PI.

The Fund’s investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor’s Mid-Cap 400 Stock Index, with the potential for above average growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained

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from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities

Jennison U.S. Emerging Growth Fund, Inc.	23

Notes to Financial Statements

Cont’d

held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gains or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is

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recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Jennison U.S. Emerging Growth Fund, Inc.	25

Notes to Financial Statements

Cont’d

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion. The effective management fee rate was .60 of 1% for the year ended October 31, 2006. For the period June 16, 2006 to June 17, 2007, the Manager has contractually agreed to waive up to .08% of the Fund’s management fee so that the Fund’s operating expenses during such period, exclusive of taxes, interest, brokerage, distribution fees and non-routine expenses do not exceed .95% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R, X and Z Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, R, X and Z Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to ..30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% and .50% of 1% of the average daily net assets of Class A and Class R shares, respectively.

PIMS has advised the Fund that it received approximately $302,600 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2006, it received approximately $115,800, $3,600, $21,100 and $1,500 in contingent deferred sales charges imposed upon redemptions by certain Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA

26	Visit our website at www.jennisondryden.com

provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, serves as broker/dealer. For the year ended October 31, 2006, the Fund incurred approximately $250,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2006, PIM has been compensated approximately $144,400 for these services.

For the year ended October 31, 2006, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential earned approximately $5,900 in broker commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 were $549,112,730 and $533,149,970, respectively.

Jennison U.S. Emerging Growth Fund, Inc.	27

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended October 31, 2006, the adjustments were to decrease accumulated net investment loss by $1,847,329, increase accumulated net realized loss on investments by $17,243,467 and increase paid-in-capital in excess of par by $15,396,138 due to the reclassification of a net operating loss, reclassification of capital loss carryover from merger, reclassification of deferred compensation from merger, reclassification of disallowed wash sales from merger and other merger related adjustments. Net investment income, net realized gains and net assets were not affected by this change.

As of October 31, 2006, the Fund had a capital loss carryforward for tax purposes of approximately $120,841,000 of which $114,919,000 expires in 2010, $4,298,000 expires in 2011, $567,000, expires in 2012 and $1,057,000 expires in 2013. Approximately $153,993,000 of its capital loss carryforward was used as of October 31, 2006, of which approximately $90,111,000 was used to offset net taxable realized capital gains and approximately $63,882,000 was written-off pursuant to Internal Revenue Code Section 382. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$742,494,146	$111,089,005	$(16,733,717)	$94,355,288

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M , Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up

28	Visit our website at www.jennisondryden.com

to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares purchased are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, which consists of 800 million, 400 million, 300 million, 100 million, 100 million, 100 million, 100 million and 100 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2006:
Shares sold	4,368,006	$90,842,509
Shares issued in connection with the merger	228,701	4,572,744
Shares reacquired	(4,465,013)	(92,753,489)

Net increase (decrease) in shares outstanding before conversion	131,694	2,661,764
Shares issued upon conversion from Class B	804,433	16,469,349

Net increase (decrease) in shares outstanding	936,127	$19,131,113

Year ended October 31, 2005:
Shares sold	3,499,224	$60,094,027
Shares reacquired	(5,582,038)	(95,074,141)

Net increase (decrease) in shares outstanding before conversion	(2,082,814)	(34,980,114)
Shares issued upon conversion from Class B	1,133,114	19,602,520

Net increase (decrease) in shares outstanding	(949,700)	$(15,377,594)

Jennison U.S. Emerging Growth Fund, Inc.	29

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended October 31, 2006:
Shares sold	373,503	$7,218,123
Shares issued in connection with the merger	68,138	1,260,008
Shares reacquired	(1,074,263)	(20,561,852)

Net increase (decrease) in shares outstanding before conversion	(632,622)	(12,083,721)
Shares reacquired upon conversion into Class A	(871,124)	(16,469,349)

Net increase (decrease) in shares outstanding	(1,503,746)	$(28,553,070)

Year ended October 31, 2005:
Shares sold	357,407	$5,607,955
Shares reacquired	(1,633,055)	(25,780,312)

Net increase (decrease) in shares outstanding before conversion	(1,275,648)	(20,172,357)
Shares reacquired upon conversion into Class A	(1,217,319)	(19,602,520)

Net increase (decrease) in shares outstanding	(2,492,967)	$(39,774,877)

Class C
Year ended October 31, 2006:
Shares sold	380,865	$7,447,129
Shares issued in connection with the merger	449,164	8,260,125
Shares reacquired	(544,196)	(10,432,304)

Net increase (decrease) in shares outstanding	285,833	$5,274,950

Year ended October 31, 2005:
Shares sold	249,797	$3,956,839
Shares reacquired	(681,813)	(10,822,496)

Net increase (decrease) in shares outstanding	(432,016)	$(6,865,657)

Class L
June 12, 2006* through October 31, 2006:
Shares sold	1,577	$42,308
Shares issued in connection with the merger	262,497	5,254,249
Shares reacquired	(28,255)	(583,456)

Net increase (decrease) in shares outstanding	235,819	$4,713,101

Class M
June 12, 2006* through October 31, 2006:
Shares sold	6,889	$61,270
Shares issued in connection with the merger	673,089	12,518,962
Shares reacquired	(76,443)	(1,432,144)

Net increase (decrease) in shares outstanding	603,535	$11,148,088

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Class R	Shares	Amount
Year ended October 31, 2006:
Shares sold	879	$18,658
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	879	$18,658

June 3, 2005* through October 31, 2005:
Shares sold	147	$2,500
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	147	$2,500

Class X
June 12, 2006* through October 31, 2006:
Shares sold	1,251	$16,016
Shares issued in connection with the merger	84,794	1,576,059
Shares reacquired	(11,768)	(221,899)

Net increase (decrease) in shares outstanding	74,277	$1,370,176

Class Z
Year ended October 31, 2006:
Shares sold	2,871,984	$61,390,882
Shares reacquired	(2,620,284)	(55,694,812)

Net increase (decrease) in shares outstanding	251,700	$5,696,070

Year ended October 31, 2005:
Shares sold	2,688,718	$47,013,260
Shares reacquired	(3,686,438)	(63,093,000)

Net increase (decrease) in shares outstanding	(997,720)	$(16,079,740)

*	Inception date.

Note 7. Reorganization

On June 16, 2006, the Fund acquired all of the net assets of Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund (the merged funds) pursuant to a plan of reorganization approved by the Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund shareholders on May 19, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund.

Strategic Partners Managed OTC Fund		Jennison U.S. Emerging Growth Fund
Class	Shares	Class	Shares	Value
A	808,690	A	104,925	$2,091,024
B	356,920	B	48,491	896,332
C	2,313,030	C	314,254	5,762,943
L	1,333,240	L	171,405	3,427,848
M	3,103,993	M	418,684	7,809,931
X	295,621	X	40,295	752,392

Jennison U.S. Emerging Growth Fund, Inc.	31

Notes to Financial Statements

Cont’d

Strategic Partners Technology Fund		Jennison U.S. Emerging Growth Fund
Class	Shares	Class	Shares	Value
A	892,865	A	123,776	$2,481,720
B	136,837	B	19,647	363,676
C	933,601	C	134,910	2,497,182
L	660,722	L	91,092	1,826,401
M	1,767,285	M	254,405	4,709,031
X	307,130	X	44,499	823,667

The aggregate net assets and unrealized appreciation/(depreciation) of the Merged funds immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Strategic Partners Managed OTC Fund	$20,740,470	$5,635,656
Strategic Partners Technology Fund	12,701,677	2,405,579

The aggregate net assets of Jennison U.S. Emerging Growth Fund immediately before the acquisition was $611,368,614.

The Fund acquired capital loss carryforward from the merger with Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund in the amounts of $36,614,729 and $39,989,371, respectively (included in the $120,841,000 in Note 5). These capital loss carryforwards are subject to limitations under Section 382 of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund expects to utilize approximately $6,837,000 and $3,604,000 of the acquired capital loss carryforward from Strategic Partners Managed OTC Fund and Strategic Partners Technology Fund, respectively.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded

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in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

Jennison U.S. Emerging Growth Fund, Inc.	33

Financial Highlights

Class A
Year Ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.52

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.85

Total from investment operations	2.81

Net asset value, end of year	$21.33

Total Return(b):	15.17%
Ratios/Supplemental Data:
Net assets, end of year (000)	$352,670
Average net assets (000)	$336,747
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.16%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment loss	(.18)%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	86%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2005(a)	2004(a)	2003(a)	2002(a)

$15.29	$14.10	$9.93	$13.15

(.14)	(.14)	(.12)	(.12)
3.37	1.33	4.29	(3.10)

3.23	1.19	4.17	(3.22)

$18.52	$15.29	$14.10	$9.93

21.12%	8.44%	41.99%	(24.49)%

$288,885	$253,031	$204,685	$141,331
$269,109	$234,527	$165,609	$181,454

1.21%	1.20%	1.33%	1.31%
.96%	.95%	1.08%	1.06%
(.79)%	(.97)%	(1.08)%	(.99)%

136%	178%	231%	337%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	35

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.17

Income (loss) from investment operations:
Net investment loss	(.18)
Net realized and unrealized gain (loss) on investment transactions	2.64

Total from investment operations	2.46

Net asset value, end of year	$19.63

Total Return(b):	14.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$88,552
Average net assets (000)	$102,115
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment loss	(.91)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2005(a)	2004(a)	2003(a)	2002(a)

$14.28	$13.27	$9.42	$12.57

(.24)	(.24)	(.20)	(.21)
3.13	1.25	4.05	(2.94)

2.89	1.01	3.85	(3.15)

$17.17	$14.28	$13.27	$9.42

20.24%	7.61%	40.87%	(25.06)%

$103,285	$121,525	$159,782	$130,225
$114,179	$140,185	$138,327	$189,651

1.96%	1.95%	2.08%	2.06%
.96%	.95%	1.08%	1.06%
(1.54)%	(1.72)%	(1.83)%	(1.74)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	37

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.17

Income (loss) from investment operations:
Net investment loss	(.18)
Net realized and unrealized gain (loss) on investment transactions	2.64

Total from investment operations	2.46

Net asset value, end of year	$19.63

Total Return(b):	14.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$41,185
Average net assets (000)	$36,947
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment loss	(.95)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2005(a)	2004(a)	2003(a)	2002(a)

$14.28	$13.27	$9.42	$12.57

(.24)	(.24)	(.20)	(.21)
3.13	1.25	4.05	(2.94)

2.89	1.01	3.85	(3.15)

$17.17	$14.28	$13.27	$9.42

20.24%	7.61%	40.87%	(25.06)%

$31,114	$32,054	$35,212	$28,577
$32,206	$34,207	$30,253	$41,014

1.96%	1.95%	2.08%	2.06%
.96%	.95%	1.08%	1.06%
(1.54)%	(1.72)%	(1.83)%	(1.74)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	39

Financial Highlights

Cont’d

Class L
June 12, 2006(a) Through October 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$20.23

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain on investment transactions	1.13

Total from investment operations	1.08

Net asset value, end of period	$21.31

Total Return(c):	5.34%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,025
Average net assets (000)	$4,900
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.41%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment loss	(.71)%

(a)	Inception date of Class L shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Class M
June 12, 2006(a) Through October 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.67

Income (loss) from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain on investment transactions	1.02

Total from investment operations	.94

Net asset value, end of period	$19.61

Total Return(c):	5.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,836
Average net assets (000)	$11,540
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment loss	(1.20)%

(a)	Inception date of Class M shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	41

Financial Highlights

Cont’d

	Class R
	Year Ended October 31, 2006(b)	June 3, 2005(a) Through October 31, 2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.49	$17.03

Income (loss) from investment operations:
Net investment loss	(.07)	(.07)
Net realized and unrealized gain on investment transactions	2.82	1.53

Total from investment operations	2.75	1.46

Net asset value, end of period	$21.24	$18.49

Total Return(c):	14.87%	8.57%
Ratios/Supplemental Data:
Net assets, end of period (000)	$22	$3
Average net assets (000)	$4	$3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.41%	1.46	%(e)
Expenses, excluding distribution and service (12b-1) fees	.91%	.96	%(e)
Net investment loss	(.45)%	(.96	)%(e)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	During the period, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.

See Notes to Financial Statements.

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Class X
June 12, 2006(a) Through October 31, 2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.67

Income (loss) from investment operations:
Net investment loss	(.09)
Net realized and unrealized gain on investment transactions	1.05

Total from investment operations	.96

Net asset value, end of period	$19.63

Total Return(c):	5.14%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,458
Average net assets (000)	$1,448
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment loss	(1.20)%

(a)	Inception date of Class X shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	43

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.95

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	2.91

Total from investment operations	2.93

Net asset value, end of year	$21.88

Total Return(b):	15.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$159,855
Average net assets (000)	$160,261
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	.07%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2005(a)	2004(a)	2003(a)	2002(a)

$15.62	$14.37	$10.09	$13.34

(.09)	(.11)	(.10)	(.09)
3.42	1.36	4.38	(3.16)

3.33	1.25	4.28	(3.25)

$18.95	$15.62	$14.37	$10.09

21.32%	8.70%	42.42%	(24.36)%

$133,674	$125,732	$112,963	$66,193
$126,649	$119,263	$81,458	$79,868

.96%	.95%	1.08%	1.06%
.96%	.95%	1.08%	1.06%
(.54)%	(.72)%	(.82)%	(.74)%

See Notes to Financial Statements.

Jennison U.S. Emerging Growth Fund, Inc.	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison U.S. Emerging Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Jennison U.S. Emerging Growth Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2006

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Jennison U.S. Emerging Growth Fund, Inc. (the ”Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1996(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1996(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison U.S. Emerging Growth Fund, Inc.	47

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1996(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1996(3) Oversees 153 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

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Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (44), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jennison U.S. Emerging Growth Fund, Inc.	49

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

50	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of the Jennison U.S. Emerging Growth Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Jennison U.S. Emerging Growth Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison U.S. Emerging Growth Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over a one-year and three-year periods, and performance that was in the second quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed against its benchmark index over the same one-year, three-year and five-year time periods. The Board further noted that the Fund had outperformed in comparison to the median of peer funds over the same time periods.

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The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the second quartile in its Peer Group. The Board noted that earlier in the year it had approved plans of reorganization whereby several other mutual funds would be reorganized (i.e., merged) into the Fund, and that upon completion of the reorganizations, PI had agreed to waive or reimburse up to 0.08% of the Fund’s management fee for a period of twelve months following the completion of each reorganization. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions.

Jennison U.S. Emerging Growth Fund, Inc.

Approval of Advisory Agreements (continued)

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	8.84%	8.92%	10.44%
Class B	9.33	9.18	10.23
Class C	13.33	9.32	10.23
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class R	14.87	N/A	16.93
Class X	N/A	N/A	N/A
Class Z	15.46	10.40	11.34

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	15.17%	10.16%	11.08%
Class B	14.33	9.32	10.23
Class C	14.33	9.32	10.23
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class R	14.87	N/A	16.93
Class X	N/A	N/A	N/A
Class Z	15.46	10.40	11.34

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or

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less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, C, and Z, 12/31/96; Class R, 6/3/05; Class L, Class M, and Class X, 6/12/06.

The graph compares a $10,000 investment in the Jennison U.S. Emerging Growth Fund, Inc. (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison U.S. Emerging Growth Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M.Fierro, Anti-Money Laundering Compliance Officer • Jonathan Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison U.S. Emerging Growth Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison U.S. Emerging Growth Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PEEAX	PEEBX	PEGCX	N/A	N/A	N/A	JUSEX	PEGZX
CUSIP	476296108	476296207	476296306	476296603	476296702	476296504	476296801	476296405

MF173E    IFS-A127720 12/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2006 and October 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $33,700 (includes fee for consents issued in connection with SEC filings) and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison U.S. Emerging Growth Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 22, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 22, 2006

*	Print the name and title of each signing officer under his or her signature.